POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                         /s/ Alan B. Arends
                                         ---------------------------------------
                                         Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Jack B. Evans
                                       -----------------------------------------
                                       Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Joyce L. Hanes
                                       -----------------------------------------
                                       Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Allied Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Lee Liu
                                       -----------------------------------------
                                       Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Katharine C. Lyall
                                       -----------------------------------------
                                       Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Singleton B. McAllister
                                       -----------------------------------------
                                       Singleton B. McAllister

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ David A. Perdue
                                       -----------------------------------------
                                       David A. Perdue

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Judith D. Pyle
                                       -----------------------------------------

                                       Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Robert W. Schlutz
                                       -----------------------------------------
                                       Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Wayne H. Stoppelmoor
                                       -----------------------------------------
                                       Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the "Company") and Alliant Energy Resources, Inc. ("Resources") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time of shares of the Company's common stock, stock purchase contracts and stock purchase units and Resources' unsecured debt securities along with the Company's related full and unconditional guarantees thereof (the "Securities") in an aggregate amount of up to $400,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of April, 2003.

                                       /s/ Anthony R. Weiler
                                       -----------------------------------------
                                       Anthony R. Weiler